Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM T - 1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE
ACT OF 1939 OF A CORPORATION
DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

13-3781471
(I. R. S. Employer
Identification No.)

100 Wall Street, New York, NY (Address of principal executive offices)	10005 (Zip Code)

For information, contact:
Thomas J. Kelly, President
U.S. Bank Trust National Association
100 Wall Street, 16th Floor
New York, NY 10005
Telephone: (212) 361-250

Synthetic Fixed-Income Securities, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Applied for (I. R. S. Employer Identification No.)

(Address of principal executive offices)	(Zip Code)

Trust Certificates

Item 1.                General Information.

          Furnish the following information as to the trustee - -

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Comptroller of the Currency	Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.                Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16.                List of Exhibits.

Exhibit 1.	Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 022-22485.

Exhibit 2.

Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 022-22485.

Exhibit 3.	Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 022-22485.

Exhibit 4.	By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 022-22485.

Exhibit 5.	Not applicable.

Exhibit 6.

Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 022-22485.

Exhibit 7.	Report of Condition of U.S. Bank Trust National Association, as of the close of business on December 31, 2000, published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

SIGNATURE

                 Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of March, 2001.

U.S. BANK TRUST NATIONAL ASSOCIATION

By: /s/ Marlene J. Fahey Marlene J. Fahey Vice President

Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of 12/31/2000

($000’s)

                                                       12/31/2000
                                                   -----------------
Assets
  Cash and Due From Depository Institutions               $57,433
   Federal Reserve Stock                                    3,419
   Fixed Assets                                               598
   Intangible Assets                                       55,582
   Other Assets                                             8,884
                                                   -----------------
      Total Assets                                       $125,916

Liabilities
   Other Liabilities                                      $10,877
                                                   -----------------
   Total Liabilities                                      $10,877

Equity
   Common and Preferred Stock                              $1,000
   Surplus                                                120,932
   Undivided Profits                                       (6,893)
                                                   -----------------
      Total Equity Capital                               $115,039

Total Liabilities and Equity Capital                     $125,916

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. BANK TRUST NATIONAL ASSOCIATION

By: Vice President

Date: March 29, 2001